UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2026

CELSIUS HOLDINGS, INC.

(Exact name of registrant as specified in charter)

Nevada	001-34611	20-2745790
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2381 NW Executive Center Drive Boca Raton, Florida	33431
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (561) 276-2239

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	CELH	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On May 28, 2026, Celsius Holdings, Inc., a Nevada corporation (the “Company”), held its Annual Meeting of Stockholders (the “Annual Meeting”). The Company’s stockholders voted on the three proposals listed below at the Annual Meeting. The final voting results for each proposal are set forth in the following tables. For more information about each of the proposals, please see the Company’s definitive proxy statement previously filed with the Securities and Exchange Commission on April 14, 2026.

Proposal 1: Election of Directors – To elect the 10 nominees listed below as Directors to hold office until the 2027 annual meeting of stockholders and until their respective successors are duly elected and qualified.

Name	Votes For	Votes Against	Abstentions	Broker non-Votes
John Fieldly	155,523,958	1,436,499	143,261	33,986,950
Nicholas Castaldo	153,288,447	3,669,489	145,782	33,986,950
Damon DeSantis	151,493,437	5,458,454	151,827	33,986,950
Christy Jacoby	150,258,273	5,049,895	1,795,550	33,986,950
Hal Kravitz	156,065,392	879,918	158,408	33,986,950
Caroline Levy	153,830,070	3,099,155	174,493	33,986,950
Cheryl Miller	154,986,246	1,941,431	176,041	33,986,950
Fletcher Previn	154,892,801	396,076	1,814,841	33,986,950
Joyce Russell	152,687,780	4,253,390	162,548	33,986,950
John Short	154,841,499	456,779	1,805,440	33,986,950

Each nominee was elected by the Company’s stockholders, as recommended by the Company’s Board of Directors.

Proposal 2: Say on Pay – To approve a non-binding advisory resolution regarding the compensation of the Company’s Named Executive Officers.

Votes For	Votes Against	Abstentions	Broker non-Votes
152,191,085	4,591,285	321,348	33,986,950

The Company’s stockholders approved, on a non-binding, advisory basis, the resolution regarding the compensation of the Company’s Named Executive Officers, as recommended by the Company’s Board of Directors.

Proposal 3: Ratification of the Appointment of Independent Registered Public Accounting Firm – To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

Votes For	Votes Against	Abstentions	Broker non-Votes
190,729,091	199,278	162,300	0

The appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 was ratified by the Company’s stockholders, as recommended by the Company’s Board of Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELSIUS HOLDINGS, INC.

Date: May 28, 2026	By:	/s/ Richard Mattessich
Richard Mattessich, Chief Legal Officer